UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7171

Name of Fund: Merrill Lynch Global SmallCap Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Global SmallCap Fund, Inc., 800 Scudders Mill Road, Plainsboro,
        NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Merrill Lynch
Global SmallCap Fund, Inc.

Annual Report
June 30, 2003

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

A Letter From the President

[PHOTO]

Dear Shareholder

The year 2003 is half behind us, and I believe it is fair to say it has been a meaningful six months. After three agonizing years for markets around the globe, this spring brought investors hopeful signs for an upturn, the most significant being the conclusion of the war in Iraq.

As restructuring began in Iraq, oil prices dropped. At the same time, markets rallied in the United States and in some European and Latin American countries, with a pickup in Asian markets following shortly after. The United States also benefited from stimulative monetary and fiscal policy, low inflation, improving corporate profits and tightening credit spreads. In Europe, the central bank initiated more active monetary policy in an effort to rouse economic growth. Meanwhile, the economies of several Asian countries continued to grow stronger than they have been in a number of years.

Although it is too soon to tell if a sustainable trend is in the making, the events and efforts of the past six months appear to have made an impression on investors and the markets. While the S&P 500 and the MSCI World Indexes were well into negative territory for the six-month period ended December 31, 2002, both rebounded over the six months that followed. From December 31, 2002 to June 30, 2003, the S&P 500 and the MSCI World Indexes returned +11.76% and +11.12%, respectively.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you to put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


2         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

We are pleased to present to you the management team of

                    Merrill Lynch Global SmallCap Fund, Inc.

                                    [PHOTO]

[PHOTO]
Ken Chiang
Senior Portfolio Manager

Ken Chiang has been Senior Portfolio Manager of Merrill Lynch Global SmallCap Fund since 1998. He joined Merrill Lynch Investment Managers in 1993 and was Portfolio Manager until 1997. Mr. Chiang received a bachelor's degree from Stanford University and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA(R) charterholder.

In addition to Mr. Chiang, the investment team includes Analysts Laurence Chang, Murali Balaraman and Ben Falcone.

Mr. Chang received a bachelor's degree from Harvard University and an MBA from Stanford University Graduate School of Business. Mr. Balaraman earned an undergraduate degree from Delhi University and an MBS from the Indian Institute of Management. Mr. Balaraman is a CFA charterholder. Mr. Falcone holds a bachelor's degree from The College of Wooster and is a CFA charterholder. The team has a combined 37 years of investment experience.

================================================================================
Table of Contents
--------------------------------------------------------------------------------

A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Manager ..........................     4
Performance Data .........................................................     6
Schedule of Investments ..................................................    10
Financial Information ....................................................    17
Financial Highlights .....................................................    20
Notes to Financial Statements ............................................    25
Independent Auditors' Report .............................................    31
Portfolio Information ....................................................    32
Officers & Directors .....................................................    33


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003        3

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

A Discussion With Your Fund's Portfolio Manager

      The Fund is positioned for a modest recovery in global economic activity, as we continue to search globally for small cap stock opportunities at reasonable prices.

How did the Fund perform over the course of the year, relative to both its benchmark and its mutual fund peer group?

For the 12-month period ended June 30, 2003, Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +1.58%, +0.80%, +0.82% and +1.81%, respectively, performing in line with its benchmark index and outperforming its Lipper peer group. For the same period, the Fund's unmanaged benchmark, the Morgan Stanley Capital International (MSCI) World Small Cap Index, returned +1.58% and the Lipper Global Small Cap Funds had an average return of -2.60%. For the six-month period ended June 30, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +18.61%, +18.20%, +18.16% and +18.75%, respectively, reflecting improving conditions in global equity markets during the second half of the period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

What economic and market developments affected the Fund during the period?

The past 12 months have been characterized by uncertainty and volatility in global economies and equity markets. The third quarter of 2002 was very weak for global markets. The United States, Europe and Japan all suffered as investor confidence and stock prices declined. A sluggish global economy, deflationary fears, corporate malfeasance and escalating tensions over the disarmament of Iraq all contributed to the market gloom. Small cap stocks were not spared; by October 9, 2002, the MSCI World Small Cap Index had fallen -24.88% from the end of the second quarter of 2002.

The U.S. equity market saw a modest rebound in the fourth quarter of 2002 as stock prices reached attractive valuations and economic indicators appeared to stabilize. Both the U.S. Federal Reserve Board and the European Central Bank cut interest rates by .5% in November, and the strong housing market continued to demonstrate the relative resilience of the U.S. consumer. In Europe and Japan, however, equity markets remained subdued during the quarter.

Markets around the world resumed their slump at the start of 2003, though smaller cap companies outperformed larger cap companies, as the coalition military deployment in the Persian Gulf continued to build and war with Iraq became imminent. On the economic front, overcapacity and sluggish corporate spending continued to plague the United States, Europe and Japan. The unemployment picture also worsened, contributing to fragile consumer and investor confidence. At its first quarter low on March 12, 2003, the MSCI World Small Cap Index had declined 8% for the year.

However, the swift resolution to the combat phase in Iraq provided a catalyst to global markets, helping spur the rebound that began in mid-March and continued through the end of the second quarter of 2003. Several factors combined to help drive global small cap equities higher. These factors included attractive equity valuations among smaller companies globally, a bottoming of economic activity, a return of inflows into small cap equity funds and a benign Iraq war outcome. While solid evidence of a U.S. economic recovery has yet to surface, indications that conditions had ceased to worsen have aided investor confidence considerably.

Other important developments over the past six months included continued strength in the emerging markets, particularly Indonesia and Brazil, and the weakening of the U.S. dollar. In Asia, severe acute respiratory syndrome (SARS) took a negative toll on several economies and markets.

Against this backdrop, what were the primary factors that added to or detracted from Fund performance?

Stock selection in North America had a positive effect on the Fund's performance, while stock selection in Japan contributed negatively to performance.

In North America, the Fund's outperformance came from stock selection in the automobiles, multiline retail, electronic equipment and semiconductor equipment industries as well as an overweight position in the wireless telecommunications industry. In contrast, an overweight position in airlines, coupled with stock selection in the commercial services and machinery industries, detracted from Fund performance.

In Europe, stock selection in the airlines, commercial services and information technology services industries, as well as an overweight position in the oil and gas industry, had a positive effect on performance. Also, underweight positions in the electronic equipment, energy equipment and electrical equipment industries bolstered performance relative to the benchmark. Stock selection in the media and specialty retail industries, coupled with an underweight position in real estate, detracted from returns.


4         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

In Asia (ex-Japan), underperformance resulted from our stock selection in the media, industrial conglomerates, and metals and mining industries. In Japan, positive performance versus the benchmark was achieved through stock selection in the real estate industry and health care sector. Stock selection in the leisure equipment industry detracted from portfolio returns.

How was the Fund positioned and what changes did you make to the portfolio during the period?

The Fund was positioned defensively for much of the second half of 2002 and the first quarter of 2003. During this time, we remained underweight relative to the benchmark in high-growth sectors, such as technology, as valuations continued to fall toward more sustainable levels in the absence of a pickup in corporate spending. We increased positions in the consumer discretionary sector, as we believed many consumer stocks were reflecting overly pessimistic assessments of consumer spending. We particularly focused on consumer companies with sustainable business franchises and free cash flow generation. Utilities and other dividend-paying stocks were important components in our defensive positioning as well. Throughout the second half of 2002, we also increased the portfolio's exposure in emerging markets through selected opportunities in Brazil, Hong Kong and China, and Indonesia.

As the Iraq conflict reached a resolution, we began to shift from our defensive posture and increased the Fund's exposure to economically sensitive and high-growth small cap stocks. We increased our weightings in technology, telecommunications, biotechnology and industrials at the expense of our holdings in utilities and cash. This enabled us to capitalize on the very strong performance of these areas in the second quarter of 2003.

Over the course of the 12-month period, we also continually increased our exposure to Europe. Low valuations and weak stock markets, particularly in the United Kingdom, provided an attractive stock-picking environment, and the end of the Iraq combat phase and subsequent U.S. market rebound provided a catalyst for European markets to move higher. Many European stocks still trade at lower valuations than their U.S. counterparts, and we continue to find value there. However, we are cautious over the recent strength of the euro against the U.S. dollar, and have partially hedged our euro exposure.

Emerging markets remained and continue to be an important component of the portfolio. We have trimmed our exposure in Brazil after a very robust run-up in both the equity market and the currency after the smooth transition to the newly elected government. The fear of SARS, since abated, helped create further buying opportunities in Asian markets, where we increased the Fund's exposure.

How would you characterize the portfolio's position at the close of the period?

The Fund continues to be positioned for a modest recovery in global economic activity; however, the recent strong rebound in stocks has led us to be more cautious. Valuations have reached fair levels in many industries, and further meaningful market gains will likely need more evidence of an improving U.S. and global economy. In recent weeks, we have trimmed some positions in the technology and biotechnology industries due to very strong returns and higher valuations, largely in the U.S. We also remain underweight in financial services stocks in the U.S. because of the adverse effect on interest income from the low interest rate environment, but plan to seek out opportunities for a potential rebound. We are still positive on some consumer industries, which we believe will benefit from any economic improvement.

We continue to search globally for bottom-up small cap stock opportunities at reasonable prices, and are finding attractive stocks in Europe, where we have a neutral weight relative to the benchmark, and Asia, where we are overweight. As stated earlier, we are partially hedged against a pullback in the euro versus the U.S. dollar. Japan also offers additional opportunities, as economic conditions, fund flows and investor sentiment in that market appear to have stabilized amid a backdrop of attractive valuations.


Kenneth Chiang
Vice President and Senior Portfolio Manager

July 17, 2003

--------------------------------------------------------------------------------
Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.
--------------------------------------------------------------------------------


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003        5

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                       6-Month         12-Month      Since Inception
As of June 30, 2003                                  Total Return    Total Return     Total Return
====================================================================================================
ML Global SmallCap Fund, Inc. Class A Shares*           +18.61%         +1.58%          +110.15%
----------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares*           +18.20          +0.80           + 95.96
----------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares*           +18.16          +0.82           + 99.81
----------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class I Shares*           +18.75          +1.81           +118.77
----------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class R Shares*               --             --           + 21.90
----------------------------------------------------------------------------------------------------
MSCI World Small Cap Index**                            +21.50          +1.58           + 23.50
----------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 8/05/94 for Class A & Class B Shares, from 10/21/94 for Class C & Class I Shares and from 2/04/03 for Class R Shares.
** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data is not available for the Index prior to 1999; therefore since inception total returns relative to the Fund are not available, except for the period since 2/04/03.


6         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Total Return Based on a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the MSCI World Small Cap Index. Values are from August 5, 1994** through June 2003:

                                    8/05/94**        6/95              6/96             6/97              6/98             6/99
ML Global SmallCap
Fund, Inc.+--
Class A Shares*                     $9,475           $8,447            $10,432          $11,191           $10,359          $11,697

ML Global SmallCap
Fund, Inc.+--
Class B Shares*                     $10,000          $8,845            $10,842          $11,543           $10,602          $11,876

                                    6/00             6/01              6/02             6/03
ML Global SmallCap
Fund, Inc.+--
Class A Shares*                     $22,139          $21,303           $19,602          $19,912

ML Global SmallCap
Fund, Inc.+--
Class B Shares*                     $22,300          $21,293           $19,440          $19,596

                                    8/31/94          6/95              6/96             6/97              6/98             6/99
MSCI World Small Cap
Index++                             $10,000          $9,703            $11,209          $11,911           $11,508          $11,669

                                    6/00             6/01              6/02             6/03
MSCI World Small Cap
Index++                             $13,784          $13,083           $12,039          $12,229

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.

++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. The start date for the Index in the Class A and Class B Shares' graph is from 8/31/94. Total return data for the Index is not available before 1999. Prior to 1999, returns shown are based on price return information available (that is, returns without the effect of reinvestment of distributions).

Average Annual Total Return

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/03                               + 1.58%           - 3.75%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                             +13.96            +12.74
--------------------------------------------------------------------------------
Inception (8/05/94)
through 6/30/03                                      + 8.70            + 8.04
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                       % Return       % Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/03                                  + 0.80%        - 3.20%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                                +13.07         +12.83
--------------------------------------------------------------------------------
Inception (8/05/94)
through 6/30/03                                         + 7.85         + 7.85
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003        7

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Performance Data (continued)

Total Return Based on a $10,000 Investment--Class C & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class C & Class I Shares compared to growth of an investment in the MSCI World Small Cap Index. Values are from October 21, 1994** through June 2003:

                                    10/21/94**       6/95              6/96             6/97              6/98             6/99
ML Global SmallCap
Fund, Inc.+--
Class C Shares*                     $10,000          $9,025            $11,062          $11,768           $10,804          $12,109

ML Global SmallCap
Fund, Inc.+--
Class I Shares*                     $9,475           $8,611            $10,667          $11,471           $10,651          $12,061

                                    6/00             6/01              6/02             6/03
ML Global SmallCap
Fund, Inc.+--
Class C Shares*                     $22,737          $21,711           $19,819          $19,981

ML Global SmallCap
Fund, Inc.+--
Class I Shares*                     $22,877          $22,065           $20,360          $20,729

                                    10/31/94         6/95              6/96             6/97              6/98             6/99
MSCI World Small Cap
Index++                             $10,000          $9,880            $11,413          $12,128           $11,718          $11,882

                                    6/00             6/01              6/02             6/03
MSCI World Small Cap
Index++                             $14,035          $13,322           $12,259          $12,453

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.

++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. The start date for the Index in the Class C and Class I Shares' graph is from 10/31/94. Total return data for the Index is not available before 1999. Prior to 1999, returns shown are based on price return information available (that is, returns without the effect of reinvestment of distributions).

Average Annual Total Return

                                                       % Return       % Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/03                                  + 0.82%         - 0.18%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                                +13.08          +13.08
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/03                                         + 8.29          + 8.29
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/03                                + 1.81%         - 3.53%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                              +14.24          +13.02
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/03                                       + 9.43          + 8.75
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Performance Data (concluded)

Aggregate Total Return

                                                                % Return Without
                                                                   Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (2/04/03) through 6/30/03                                  +21.90%
--------------------------------------------------------------------------------


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003        9

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Schedule of Investments

                                                                                                              Value       Percent of
Europe          Industry++                  Shares Held     Common Stocks                               (in U.S. dollars) Net Assets
====================================================================================================================================
Austria         Metals & Mining                  22,500     Boehler-Uddeholm AG                            $ 1,243,576       0.3%
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Austria                   1,243,576       0.3
====================================================================================================================================
Finland         Paper & Forest Products         143,600     M-real Oyj 'B'                                   1,126,287       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Finland                   1,126,287       0.3
====================================================================================================================================
France          Automobiles                      47,241     TRIGANO                                          1,549,899       0.4
                --------------------------------------------------------------------------------------------------------------------
                Hotels, Restaurants              25,700   + Euro Disney S.C.A.                                  17,412       0.0
                & Leisure
                --------------------------------------------------------------------------------------------------------------------
                IT Services                      66,400   + Atos Origin SA                                   2,296,662       0.6
                --------------------------------------------------------------------------------------------------------------------
                Media                           588,800     Havas Advertising SA                             2,630,217       0.6
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining                  67,700     Pechiney SA 'A'                                  2,430,254       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in France                    8,924,444       2.2
====================================================================================================================================
Germany         Chemicals                       115,900     K+S AG                                           2,357,090       0.6
                --------------------------------------------------------------------------------------------------------------------
                Distributors                     50,800     Medion AG                                        2,208,607       0.5
                --------------------------------------------------------------------------------------------------------------------
                Machinery                       146,300     Pfeiffer Vacuum Technology AG                    3,948,083       1.0
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Germany                   8,513,780       2.1
====================================================================================================================================
Ireland         Food & Staples Retailing      1,214,700     Fyffes PLC                                       1,911,013       0.5
                --------------------------------------------------------------------------------------------------------------------
                Marine                           36,900     Irish Continental Group PLC                        353,824       0.1
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Ireland                   2,264,837       0.6
====================================================================================================================================
Italy           Building Products                70,000     Permasteelisa SpA                                1,047,972       0.3
                --------------------------------------------------------------------------------------------------------------------
                Media                           292,000     Caltagirone Editore SpA                          1,832,849       0.5
                --------------------------------------------------------------------------------------------------------------------
                Textiles, Apparel &             437,000     Benetton Group SpA                               4,536,532       1.1
                Luxury Goods                    415,000     Marzotto SpA                                     2,787,429       0.7
                                                                                                          --------------------------
                                                                                                             7,323,961       1.8
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Italy                    10,204,782       2.6
====================================================================================================================================
Netherlands     Commercial Services &           638,772   + Tele Atlas BV                                    2,053,894       0.5
                Supplies
                --------------------------------------------------------------------------------------------------------------------
                Distributors                     88,966   + Petroplus International NV                         745,798       0.2
                --------------------------------------------------------------------------------------------------------------------
                Food Products                    60,400     CSM NV                                           1,331,024       0.3
                --------------------------------------------------------------------------------------------------------------------
                Leisure Equipment &             498,310   + Head NV (NY Registered Shares)                   1,096,282       0.3
                Products
                --------------------------------------------------------------------------------------------------------------------
                Trading Companies &
                Distributors                    214,500     Hagemeyer NV                                       825,175       0.2
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in the Netherlands           6,052,173       1.5
====================================================================================================================================
Norway          Energy Equipment & Service      210,700   + TGS Nopec Geophysical Company ASA                2,364,333       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Norway                    2,364,333       0.6
====================================================================================================================================
Spain           IT Services                     462,900     Indra Sistemas, SA                               4,704,403       1.2
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Spain                     4,704,403       1.2
====================================================================================================================================
Sweden          Biotechnology                   222,600     Perbio Science AB                                4,143,361       1.0
                --------------------------------------------------------------------------------------------------------------------
                Health Care Providers &         508,300   + Capio AB                                         4,254,380       1.1
                Services
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining                 400,500   + Boliden AB                                         880,555       0.2
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Sweden                    9,278,296       2.3
====================================================================================================================================
Switzerland     Biotechnology                    16,835   + Actelion Ltd.                                    1,121,049       0.3
                --------------------------------------------------------------------------------------------------------------------
                Building Products                 8,950     Geberit AG (Registered Shares)                   2,755,269       0.7
                --------------------------------------------------------------------------------------------------------------------
                Health Care Equipment &         207,400     Phonak Holding AG (Registered Shares)            2,656,521       0.7
                Supplies                         63,600     Tecan AG (Registered Shares)                     1,821,771       0.4
                                                                                                          --------------------------
                                                                                                             4,478,292       1.1
                --------------------------------------------------------------------------------------------------------------------
                Insurance                        18,594   + Swiss Life Holding                               1,884,040       0.5
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Switzerland              10,238,650       2.6
====================================================================================================================================


10        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Europe                                                                                                        Value       Percent of
(concluded)     Industry++                  Shares Held     Common Stocks                               (in U.S. dollars) Net Assets
====================================================================================================================================
United Kingdom  Airlines                        372,100   + British Airways PLC                            $   930,241       0.2%
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                       359,900     British Vita PLC                                 1,564,897       0.4
                --------------------------------------------------------------------------------------------------------------------
                Distributors                    465,400     Brammer PLC                                        767,979       0.2
                --------------------------------------------------------------------------------------------------------------------
                Electronic Equipment &            5,200     Electrocomponents PLC                               27,845       0.0
                Instruments
                --------------------------------------------------------------------------------------------------------------------
                Food Products                   139,200     Geest PLC                                        1,084,187       0.3
                --------------------------------------------------------------------------------------------------------------------
                Media                           475,000     Capital Radio PLC                                3,919,103       1.0
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining               1,140,100     UK Coal PLC                                      1,589,728       0.4
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities &               641,500   + International Power PLC                          1,368,202       0.3
                Unregulated Power
                --------------------------------------------------------------------------------------------------------------------
                Multiline Retail                105,000     Next PLC                                         1,778,571       0.4
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                     2,295,800   + Premier Oil PLC                                  1,183,879       0.3
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals               4,315,100   + SkyePharma PLC                                   4,948,787       1.2
                --------------------------------------------------------------------------------------------------------------------
                Specialty Retail              5,306,200     Game Group PLC                                   5,012,821       1.3
                                              1,757,000     HMV Group PLC                                    3,877,829       1.0
                                                                                                          --------------------------
                                                                                                             8,890,650       2.3
                --------------------------------------------------------------------------------------------------------------------
                Water Utilities                 272,900     Kelda Group PLC                                  1,925,142       0.5
                                                 79,700     Pennon Group PLC                                   899,575       0.2
                                                                                                          --------------------------
                                                                                                             2,824,717       0.7
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in the United Kingdom       30,878,786       7.7
                ====================================================================================================================
                                                            Total Common Stocks in Europe
                                                            (Cost--$86,558,611)                             95,794,347      24.0
====================================================================================================================================
Latin America
====================================================================================================================================
Brazil          Beverages                       139,000     Companhia de Bebidas das Americas (ADR)*         2,828,650       0.7
                --------------------------------------------------------------------------------------------------------------------
                Commercial Banks                 66,000     Uniao de Bancos Brasileiros SA (Unibanco)
                                                              (ADR)*                                         1,132,560       0.3
                --------------------------------------------------------------------------------------------------------------------
                Diversified
                Telecommunication Services      125,000     Tele Norte Leste Participacoes SA (ADR)*         1,460,000       0.4
                --------------------------------------------------------------------------------------------------------------------
                Food & Staples Retailing        223,000     Companhia Brasileira de Distribuicao Grupo
                                                              Pao de Acucar (ADR)*                           3,420,820       0.8
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Brazil                    8,842,030       2.2
====================================================================================================================================
Venezuela       Diversified                     322,900     Compania Anonima Nacional Telefonos de
                Telecommunication Services                    Venezuela (CANTV) (ADR)*                       4,033,021       1.0
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Venezuela                 4,033,021       1.0
                ====================================================================================================================
                                                            Total Common Stocks in Latin America
                                                            (Cost--$10,875,186)                             12,875,051       3.2
====================================================================================================================================
North America
====================================================================================================================================
Bermuda         Insurance                       221,400   + Benfield Group PLC                               1,030,267       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Bermuda                   1,030,267       0.3
====================================================================================================================================
Canada          Airlines                        130,100   + WestJet Airlines Ltd.                            1,530,081       0.4
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining                  84,200   + Kinross Gold Corporation                           568,350       0.1
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                  59,000   + Angiotech Pharmaceuticals, Inc.                  2,380,843       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Canada                    4,479,274       1.1
====================================================================================================================================
United States   Aerospace & Defense             203,100   + SI International Inc.                            2,660,610       0.7
                --------------------------------------------------------------------------------------------------------------------
                Auto Components                     700     BorgWarner, Inc.                                    45,080       0.0
                                                 76,000     Federal Signal Corporation                       1,335,320       0.3
                                                 84,000   + Lear Corporation                                 3,865,680       1.0
                                                 85,900     Superior Industries International, Inc.          3,582,030       0.9
                                                                                                          --------------------------
                                                                                                             8,828,110       2.2
                --------------------------------------------------------------------------------------------------------------------
                Beverages                        32,600     Adolph Coors Company (Class B)                   1,596,748       0.4
                --------------------------------------------------------------------------------------------------------------------


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       11

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Schedule of Investments (continued)

North America                                                                                                 Value       Percent of
(continued)     Industry++                  Shares Held     Common Stocks                               (in U.S. dollars) Net Assets
====================================================================================================================================
United States   Biotechnology                    90,200   + Celgene Corporation                            $ 2,742,080       0.7%
(continued)                                      49,216   + Medarex, Inc.                                      324,333       0.1
                                                 75,700   + Protein Design Labs, Inc.                        1,058,286       0.3
                                                                                                          --------------------------
                                                                                                             4,124,699       1.1
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                        86,900     Engelhard Corporation                            2,152,513       0.5
                --------------------------------------------------------------------------------------------------------------------
                Commercial Banks                266,300     Brookline Bancorp, Inc.                          3,728,200       0.9
                                                 45,000     East West Bancorp, Inc.                          1,626,300       0.4
                                                 38,000     Zions Bancorporation                             1,923,180       0.5
                                                                                                          --------------------------
                                                                                                             7,277,680       1.8
                --------------------------------------------------------------------------------------------------------------------
                Communications Equipment         95,700   + Advanced Fibre Communications, Inc.              1,557,039       0.4
                                                  2,400   + Foundry Networks, Inc.                              34,560       0.0
                                                197,700   + Turnstone Systems, Inc.                            496,227       0.1
                                                                                                          --------------------------
                                                                                                             2,087,826       0.5
                --------------------------------------------------------------------------------------------------------------------
                Containers & Packaging          218,500   + Crown Holdings, Inc.                             1,560,090       0.4
                                                 32,400   + Sealed Air Corporation                           1,544,184       0.4
                                                 58,300   + Silgan Holdings Inc.                             1,823,624       0.5
                                                119,600   + Smurfit-Stone Container Corporation              1,558,388       0.4
                                                                                                          --------------------------
                                                                                                             6,486,286       1.7
                --------------------------------------------------------------------------------------------------------------------
                Diversified                     220,200   + Cincinnati Bell Inc.                             1,475,340       0.4
                Telecommunication Services
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities              130,000     DQE, Inc.                                        1,959,100       0.5
                --------------------------------------------------------------------------------------------------------------------
                Electronic Equipment &          196,900   + Kemet Corp.                                      1,988,690       0.5
                Instruments                     790,700   + Sanmina--SCI Corporation                         4,989,317       1.2
                                                                                                          --------------------------
                                                                                                             6,978,007       1.7
                --------------------------------------------------------------------------------------------------------------------
                Energy Equipment & Service      390,400   + Global Industries, Ltd.                          1,881,728       0.5
                                                479,400   + Grey Wolf, Inc.                                  1,936,776       0.5
                                                201,100   + Horizon Offshore, Inc.                           1,001,478       0.2
                                                344,500   + Key Energy Services, Inc.                        3,693,040       0.9
                                                130,900   + Lone Star Technology                             2,772,462       0.7
                                                338,900   + Newpark Resources, Inc.                          1,857,172       0.5
                                                 85,400   + Patterson-UTI Energy, Inc.                       2,766,960       0.7
                                                132,800   + Varco International, Inc.                        2,602,880       0.6
                                                                                                          --------------------------
                                                                                                            18,512,496       4.6
                --------------------------------------------------------------------------------------------------------------------
                Food Products                    54,500   + American Italian Pasta Company (Class A)         2,269,925       0.6
                                                    117   + Aurora Food Inc.                                        41       0.0
                                                                                                          --------------------------
                                                                                                             2,269,966       0.6
                --------------------------------------------------------------------------------------------------------------------
                Health Care Providers &         106,000   + AMERIGROUP Corporation                           3,943,200       1.0
                Services                         65,600   + AdvancePCS                                       2,507,888       0.6
                                                174,600   + Andrx Group                                      3,474,540       0.9
                                                 29,300   + Caremark Rx, Inc.                                  752,424       0.2
                                                441,200   + CryoLife, Inc.                                   4,566,420       1.1
                                                322,200   + Province Healthcare Company                      3,566,754       0.9
                                                                                                          --------------------------
                                                                                                            18,811,226       4.7
                --------------------------------------------------------------------------------------------------------------------
                Hotels, Restaurants &            28,000   + The Cheesecake Factory Incorporated              1,004,920       0.2
                Leisure                          62,000   + MGM Mirage Inc.                                  2,119,160       0.5
                                                144,500   + Red Robin Gourmet Burgers                        2,739,720       0.7
                                                168,000   + Wynn Resorts, Limited                            2,971,920       0.7
                                                                                                          --------------------------
                                                                                                             8,835,720       2.1
                --------------------------------------------------------------------------------------------------------------------
                Household Durables              165,200     Maytag Corporation                               4,034,184       1.0
                --------------------------------------------------------------------------------------------------------------------
                IT Services                     367,100   + BearingPoint, Inc.                               3,542,515       0.9
                --------------------------------------------------------------------------------------------------------------------
                Insurance                        40,200     Everest Re Group, Ltd.                           3,075,300       0.8
                                                 55,000     RenaissanceRe Holdings Ltd.                      2,503,600       0.6
                                                                                                          --------------------------
                                                                                                             5,578,900       1.4
                --------------------------------------------------------------------------------------------------------------------


12        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

North America                                                                                                 Value       Percent of
(concluded)     Industry++                  Shares Held     Common Stocks                               (in U.S. dollars) Net Assets
====================================================================================================================================
United States   Machinery                        75,700     Cummins Engine Company, Inc.                   $ 2,716,873       0.7%
(concluded)                                     155,200   + Flowserve Corporation                            3,052,784       0.8
                                                 54,000   + SPX Corporation                                  2,379,240       0.6
                                                101,600   + Terex Corporation                                1,983,232       0.5
                                                                                                          --------------------------
                                                                                                            10,132,129       2.6
                --------------------------------------------------------------------------------------------------------------------
                Media                            78,800   + Catalina Marketing Corporation                   1,390,820       0.3
                                                174,000     Regal Entertainment Group (Class A)              4,102,920       1.0
                                                                                                          --------------------------
                                                                                                             5,493,740       1.3
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining                  55,700     Nucor Corporation                                2,720,945       0.7
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities &                62,400     Vectren Corporation                              1,563,120       0.4
                Unregulated Power
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                       259,300     Chesapeake Energy Corporation                    2,618,930       0.7
                                                120,800   + Denbury Resources Inc.                           1,622,344       0.4
                                                 96,200     St. Mary Land & Exploration Company              2,626,260       0.7
                                                 33,800     Teekay Shipping Corporation                      1,450,020       0.4
                                                                                                          --------------------------
                                                                                                             8,317,554       2.2
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                     130   + VIVUS, Inc.                                            668       0.0
                --------------------------------------------------------------------------------------------------------------------
                Semiconductors &                754,400   + Atmel Corporation                                1,908,632       0.5
                Semiconductor                   216,100   + Cypress Semiconductor Corporation                2,593,200       0.6
                Equipment                       221,000   + GlobespanVirata, Inc.                            1,823,250       0.5
                                                515,700   + Vitesse Semiconductor Corporation                2,537,244       0.6
                                                                                                          --------------------------
                                                                                                             8,862,326       2.2
                --------------------------------------------------------------------------------------------------------------------
                Software                        102,200   + Take-Two Interactive Software, Inc.              2,896,348       0.7
                --------------------------------------------------------------------------------------------------------------------
                Specialty Retail                 13,000   + Abercrombie & Fitch Co. (Class A)                  369,330       0.1
                                                304,600   + Charming Shoppes, Inc.                           1,513,862       0.4
                                                208,000     The Limited, Inc.                                3,224,000       0.8
                                                                                                          --------------------------
                                                                                                             5,107,192       1.3
                --------------------------------------------------------------------------------------------------------------------
                Textiles, Apparel &             132,000     Polo Ralph Lauren Corporation                    3,404,280       0.8
                Luxury Goods
                --------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance      107,000     Astoria Financial Corporation                    2,988,510       0.7
                                                339,000     First Niagara Financial Group, Inc.              4,732,440       1.2
                                                275,000     Sovereign Bancorp, Inc.                          4,303,750       1.1
                                                                                                          --------------------------
                                                                                                            12,024,700       3.0
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication      250,300   + American Tower Corporation (Class A)             2,215,155       0.5
                Services                        559,600   + Crown Castle International Corp.                 4,348,092       1.1
                                                                                                          --------------------------
                                                                                                             6,563,247       1.6
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in the United States       174,298,175      43.6
                ====================================================================================================================
                                                            Total Common Stocks in North America
                                                            (Cost--$147,463,619)                           179,807,716      45.0
====================================================================================================================================
Pacific Basin
====================================================================================================================================
Australia       Diversified Financial
                Services                      1,447,600   + Promina Group Limited                            2,291,165       0.6
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining               2,611,900     Smorgon Steel Group Limited                      2,031,938       0.5
                                                919,700   + WMC Resources Limited                            2,164,956       0.5
                                                                                                          --------------------------
                                                                                                             4,196,894       1.0
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                     4,484,500     Oil Search Limited                               2,466,174       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Australia                 8,954,233       2.2
====================================================================================================================================
China           Automobiles                   5,744,000     Qingling Motor Company 'H'                         883,902       0.2
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining              11,608,000     Aluminum Corporation of China Limited            2,590,091       0.7
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in China                     3,473,993       0.9
====================================================================================================================================

          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       13

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Schedule of Investments (continued)

Pacific Basin                                                                                                 Value       Percent of
(continued)     Industry++                  Shares Held     Common Stocks                               (in U.S. dollars) Net Assets
====================================================================================================================================
Hong Kong       Airlines                        754,000     Cathay Pacific Airways                         $ 1,015,241       0.3%
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                     8,630,200     Sinopec Shanghai Petrochemical Company Limited   1,682,182       0.4
                --------------------------------------------------------------------------------------------------------------------
                Industrial Conglomerates      1,941,000     Shanghai Industrial Holdings Limited             2,737,957       0.7
                --------------------------------------------------------------------------------------------------------------------
                Media                         6,122,500   + Clear Media Limited                              3,376,025       0.8
                                              8,000,000     Oriental Press Group Limited                     1,651,674       0.4
                                              3,200,000     South China Morning Post Holdings Ltd.           1,261,838       0.3
                                                                                                          --------------------------
                                                                                                             6,289,537       1.5
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Hong Kong                11,724,917       2.9
====================================================================================================================================
India           Commercial Banks                250,800     HDFC Bank Ltd. (ADR)*                            4,702,500       1.2
                --------------------------------------------------------------------------------------------------------------------
                Tobacco                         112,600     ITC Limited                                      1,856,919       0.4
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in India                     6,559,419       1.6
====================================================================================================================================
Indonesia       Food Products                21,097,000     PT Indofood Sukses Makmur Tbk                    2,173,630       0.5
                --------------------------------------------------------------------------------------------------------------------
                Media                        28,594,400     PT Surya Citra Media Tbk                         2,166,242       0.5
                --------------------------------------------------------------------------------------------------------------------
                Tobacco                       2,014,000     PT Gudang Garam Tbk                              2,490,036       0.6
                                              5,782,500     PT Hanjaya Mandala Sampoerna Tbk                 2,908,773       0.8
                                                                                                          --------------------------
                                                                                                             5,398,809       1.4
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Indonesia                 9,738,681       2.4
====================================================================================================================================
Japan           Chemicals                        85,100     Arisawa Mfg. Co., Ltd.                           2,041,124       0.5
                                                433,000     Nippon Paint Co., Ltd.                           1,164,764       0.3
                                                                                                          --------------------------
                                                                                                             3,205,888       0.8
                --------------------------------------------------------------------------------------------------------------------
                Commercial Services &
                Supplies                         63,600     Drake Beam Morin-Japan Inc.                      2,018,039       0.5
                --------------------------------------------------------------------------------------------------------------------
                Consumer Finance                117,200     Diamond Lease Company Limited                    1,956,994       0.5
                --------------------------------------------------------------------------------------------------------------------
                Distributors                    161,000     IMPACT 21 Co., Ltd.                              2,268,682       0.6
                --------------------------------------------------------------------------------------------------------------------
                Food Products                   312,000     Kikkoman Corporation                             2,060,512       0.5
                --------------------------------------------------------------------------------------------------------------------
                Food & Staples Retailing         74,400     Sundrug Co., Ltd.                                2,032,330       0.5
                --------------------------------------------------------------------------------------------------------------------
                Health Care Equipment &
                Supplies                         24,900     Nipro Corporation                                  406,446       0.1
                --------------------------------------------------------------------------------------------------------------------
                Health Care Providers &
                Services                         93,700     Suzuken Co., Ltd.                                2,223,985       0.5
                --------------------------------------------------------------------------------------------------------------------
                Household Products              243,000     Rohto Pharmaceutical Co., Ltd.                   1,880,050       0.5
                --------------------------------------------------------------------------------------------------------------------
                Machinery                       222,000     Aica Kogyo Company, Limited                      1,854,391       0.5
                --------------------------------------------------------------------------------------------------------------------
                Office Electronics                  800     Seiko Epson Corporation                             23,785       0.0
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                  98,000   + Nippon Chemiphar Co., Ltd.                         480,716       0.1
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                         490     Office Building Fund of Japan Incorporated       2,681,074       0.7
                --------------------------------------------------------------------------------------------------------------------
                Specialty Retail                 83,000     Fast Retailing Co., Ltd.                         2,564,481       0.6
                                                 64,800     Yamada Denki Co. Ltd.                            1,430,106       0.4
                                                                                                          --------------------------
                                                                                                             3,994,587       1.0
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Japan                    27,087,479       6.8
====================================================================================================================================
Philippines     Commercial Banks              2,960,800     Bank of the Philippine Islands                   2,548,354       0.7
                                              2,926,100   + Metropolitan Bank & Trust Company                1,642,492       0.4
                                                                                                          --------------------------
                                                                                                             4,190,846       1.1
                --------------------------------------------------------------------------------------------------------------------
                Diversified                     155,300   + Philippine Long Distance Telephone Company       1,641,772       0.4
                Telecommunication Services
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities            4,987,400   + Manila Electric Company 'B'                      1,376,446       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in the Philippines           7,209,064       1.8
====================================================================================================================================


14        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Pacific Basin                                                                                                 Value       Percent of
(concluded)     Industry++                  Shares Held     Common Stocks                               (in U.S. dollars) Net Assets
====================================================================================================================================
Singapore       Airlines                        643,000     Singapore Airlines Limited                     $ 3,797,388       1.0%
                --------------------------------------------------------------------------------------------------------------------
                Electronic Equipment &
                Instruments                   1,806,000     Seksun Corporation Limited                         820,443       0.2
                                              3,737,000     Unisteel Technology Limited                      1,559,736       0.4
                                                                                                          --------------------------
                                                                                                             2,380,179       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Singapore                 6,177,567       1.6
====================================================================================================================================
South Korea     Airlines                        334,700     Korean Air Co., Ltd.                             3,838,753       1.0
                --------------------------------------------------------------------------------------------------------------------
                Automobiles                     148,300     Hyundai Motor Company Ltd.                       3,923,215       1.0
                --------------------------------------------------------------------------------------------------------------------
                Commercial Banks                132,900     Hana Bank                                        1,262,800       0.3
                --------------------------------------------------------------------------------------------------------------------
                Consumer Finance                262,533   + Kookmin Credit Card Co., Ltd.                    3,571,504       0.9
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in South Korea              12,596,272       3.2
====================================================================================================================================
Taiwan          Capital Markets               3,860,325   + Masterlink Securities Corp.                      1,210,186       0.3
                --------------------------------------------------------------------------------------------------------------------
                Commercial Services &         2,483,000     Taiwan Secom                                     2,109,223       0.5
                Supplies
                --------------------------------------------------------------------------------------------------------------------
                Leisure Equipment &           2,348,000     Premier Image Technology Corp.                   3,629,529       0.9
                Products
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Common Stocks in Taiwan                    6,948,938       1.7
                ====================================================================================================================
                                                            Total Common Stocks in the Pacific Basin
                                                            (Cost--$92,353,912)                            100,470,563      25.1
                ====================================================================================================================
                                                            Total Investments in Common Stocks
                                                            (Cost--$337,251,328)                           388,947,677      97.3
                ====================================================================================================================

====================================================================================================================================
Europe                                                      Preferred Stocks
====================================================================================================================================
Germany         Media                           309,306     ProSieben Sat.1 Media AG                         2,060,110       0.5
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Preferred Stocks
                                                            (Cost--$2,652,154)                               2,060,110       0.5
====================================================================================================================================

====================================================================================================================================
North America                                               Warrants (a)
====================================================================================================================================
United States   Commercial Banks                106,800     Dime Bancorp                                        16,020       0.0
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Warrants (Cost--$25,315)       16,020       0.0
====================================================================================================================================


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       15

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Schedule of Investments (concluded)

                                           Shares Held/                                                       Value       Percent of
                                    Beneficial Interest     Short-Term Securities                       (in U.S. dollars) Net Assets
====================================================================================================================================
                                            $ 8,182,158     Merrill Lynch Liquidity Series, LLC Cash
                                                              Sweep Series I (b)                           $ 8,182,158       2.1%
                                            $18,116,430     Merrill Lynch Liquidity Series, LLC Money
                                                              Market Series (b)(c)                          18,116,430       4.5
                                             12,077,615     Merrill Lynch Premier Institutional
                                                              Fund (b)(c)                                   12,077,615       3.0
                --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Short-Term Securities
                                                            (Cost--$38,376,203)                             38,376,203       9.6
====================================================================================================================================
                Total Investments (Cost--$378,305,000)                                                     429,400,010     107.4

                Unrealized Appreciation on Forward Foreign Exchange Contracts**                              1,193,783       0.3

                Liabilities in Excess of Other Assets                                                      (30,708,518)     (7.7)
                                                                                                          --------------------------
                Net Assets                                                                                $399,885,275     100.0%
                                                                                                          ==========================

+     Non-income producing security.
++     For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
*     American Depositary Receipts (ADR).
**    Forward foreign exchange contracts as of June 30, 2003 were as follows:

      --------------------------------------------------------------------------
      Foreign                           Settlement                   Unrealized
      Currency Sold                        Date                     Appreciation
      --------------------------------------------------------------------------
      (E)    40,000,000              September 2003                  $1,120,820
      (Y) 1,189,350,064              September 2003                      72,963
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts -- Net
      (U.S.$ Commitment--$56,966,001)                                $1,193,783
                                                                     ==========

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                          Net          Interest
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                       $ 8,182,158        $93,701

      Merrill Lynch Liquidity Series,
       LLC Money Market Series                       $11,287,475        $52,192

      Merrill Lynch Premier
       Institutional Fund                             (3,814,880)       $49,881
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


16        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Statement of Assets and Liabilities

As of June 30, 2003

---------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------
               Investments, at value (including securities loaned of $28,673,630)
               (identified cost--$378,305,000) ..............................................                 $ 429,400,010
               Unrealized appreciation on forward foreign exchange contracts--net ...........                     1,193,783
               Foreign cash (cost--$2,221,576) ..............................................                     2,211,062
               Receivables:
                  Securities sold ...........................................................   $ 3,802,518
                  Capital shares sold .......................................................       864,764
                  Dividends .................................................................       830,587
                  Securities lending--net ...................................................        22,035
                  Interest ..................................................................         4,893       5,524,797
                                                                                                -----------
               Prepaid registration fees and other assets ...................................                        41,948
                                                                                                              -------------
               Total assets .................................................................                   438,371,600
                                                                                                              -------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities
---------------------------------------------------------------------------------------------------------------------------
               Collateral on securities loaned, at value ....................................                    30,194,045
               Payables:
                  Securities purchased ......................................................     6,937,398
                  Capital shares redeemed ...................................................       657,212
                  Investment adviser ........................................................       287,660
                  Distributor ...............................................................       181,930
                  Other affiliates ..........................................................       152,072       8,216,272
                                                                                                -----------
               Accrued expenses .............................................................                        76,008
                                                                                                              -------------
               Total liabilities ............................................................                    38,486,325
                                                                                                              -------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------------
               Net assets ...................................................................                 $ 399,885,275
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
               Class A Common Stock, $.10 par value, 100,000,000 shares authorized ..........                 $     583,940
               Class B Common Stock, $.10 par value, 100,000,000 shares authorized ..........                       630,940
               Class C Common Stock, $.10 par value, 100,000,000 shares authorized ..........                       552,116
               Class I Common Stock, $.10 par value, 100,000,000 shares authorized ..........                       657,765
               Class R Common Stock, $.10 par value, 100,000,000 shares authorized ..........                             1
               Paid-in capital in excess of par .............................................                   418,499,131
               Undistributed investment income--net .........................................   $    67,902
               Accumulated realized capital losses on investments and foreign currency
               transactions--net ............................................................   (73,380,008)
               Unrealized appreciation on investments and foreign currency
               transactions--net ............................................................    52,273,488
                                                                                                -----------
               Total accumulated losses--net ................................................                   (21,038,618)
                                                                                                              -------------
               Net assets ...................................................................                 $ 399,885,275
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------
               Class A--Based on net assets of $97,517,311 and 5,839,395 shares outstanding                   $       16.70
                                                                                                              =============
               Class B--Based on net assets of $102,821,791 and 6,309,404 shares outstanding                  $       16.30
                                                                                                              =============
               Class C--Based on net assets of $88,697,545 and 5,521,159 shares outstanding                   $       16.07
                                                                                                              =============
               Class I--Based on net assets of $110,848,506 and 6,577,646 shares outstanding                  $       16.85
                                                                                                              =============
               Class R--Based on net assets of $121.93 and 7.424 shares outstanding .........                 $       16.42
                                                                                                              =============

      See Notes to Financial Statements.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       17

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended June 30, 2003

-----------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                Dividends (net of $339,122 foreign withholding tax) ...................                     $ 5,004,148
                Interest ..............................................................                         264,969
                Securities lending--net ...............................................                         102,073
                                                                                                            -----------
                Total income ..........................................................                       5,371,190
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------
                Investment advisory fees ..............................................    $  2,850,599
                Account maintenance and distribution fees-Class B .....................         941,165
                Account maintenance and distribution fees--Class C ....................         707,448
                Transfer agent fees--Class B ..........................................         272,234
                Transfer agent fees--Class I ..........................................         233,960
                Transfer agent fees--Class C ..........................................         211,250
                Custodian fees ........................................................         194,462
                Transfer agent fees--Class A ..........................................         193,933
                Account maintenance fees--Class A .....................................         192,535
                Accounting services ...................................................         161,622
                Printing and shareholder reports ......................................         101,578
                Registration fees .....................................................          88,338
                Professional fees .....................................................          80,053
                Directors' fees and expenses ..........................................          51,418
                Pricing fees ..........................................................           7,017
                Other .................................................................          50,092
                                                                                           ------------
                Total expenses ........................................................                       6,337,704
                                                                                                            -----------
                Investment loss--net ..................................................                        (966,514)
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions -- Net
-----------------------------------------------------------------------------------------------------------------------
                Realized gain (loss) from:
                  Investments--net ....................................................     (48,553,162)
                  Foreign currency transactions--net ..................................       1,022,221     (47,530,941)
                                                                                           ------------
                Change in unrealized appreciation/depreciation on:
                  Investments--net ....................................................      55,215,569
                  Foreign currency transactions--net ..................................         818,742      56,034,311
                                                                                           ----------------------------
                Total realized and unrealized gain on investments and foreign currency
                transactions--net .....................................................                       8,503,370
                                                                                                            -----------
                Net Increase in Net Assets Resulting from Operations ..................                     $ 7,536,856
                                                                                                            ===========

                See Notes to Financial Statements


18        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Statements of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                           June 30,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                   2003               2002
-------------------------------------------------------------------------------------------------------------------------------
Operations
-------------------------------------------------------------------------------------------------------------------------------
                   Investment loss--net ....................................................    $    (966,514)    $    (759,577)
                   Realized loss on investments and foreign currency transactions--net .....      (47,530,941)       (7,684,620)
                   Change in unrealized appreciation/depreciation on investments and foreign
                   currency transactions--net ..............................................       56,034,311       (22,057,382)
                                                                                                -------------------------------
                   Net increase (decrease) in net assets resulting from operations .........        7,536,856       (30,501,579)
                                                                                                -------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
                   Investment income -- net:
                      Class A ..............................................................               --        (1,088,500)
                      Class B ..............................................................               --        (1,411,903)
                      Class C ..............................................................               --          (589,281)
                      Class I ..............................................................               --        (1,491,909)
                   Realized gain on investments -- net:
                      Class A ..............................................................               --           (47,978)
                      Class B ..............................................................               --          (106,728)
                      Class C ..............................................................               --           (37,227)
                      Class I ..............................................................               --           (60,558)
                                                                                                -------------------------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders .........................................................               --        (4,834,084)
                                                                                                -------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
-------------------------------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from capital share transactions ......       29,358,983       101,711,232
                                                                                                -------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets ............................................       36,895,839        66,375,569
                   Beginning of year .......................................................      362,989,436       296,613,867
                                                                                                -------------------------------
                   End of year* ............................................................    $ 399,885,275     $ 362,989,436
                                                                                                ===============================
                      * Undistributed investment income--net ...............................    $      67,902     $       1,618
                                                                                                ===============================

      See Notes to Financial Statements.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       19

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Financial Highlights

                                                                                                 Class A++
The following per share data and ratios have been derived                  -------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended June 30,
                                                                           -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2003       2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...................  $  16.44   $  18.23    $  19.76    $  10.44    $   9.41
                                                                           -------------------------------------------------------
                   Investment income (loss)--net+ .......................       .01        .02         .03        (.05)       (.08)
                   Realized and unrealized gain (loss) on investments and
                     foreign currency transactions--net .................       .25      (1.45)       (.77)       9.37        1.25
                                                                           -------------------------------------------------------
                   Total from investment operations .....................       .26      (1.43)       (.74)       9.32        1.17
                                                                           -------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............................        --       (.34)         --          --        (.14)
                      Realized gain on investments--net .................        --       (.02)       (.64)         --          --
                      In excess of realized gain on investments--net ....        --         --        (.15)         --          --
                                                                           -------------------------------------------------------
                   Total dividends and distributions ....................        --       (.36)       (.79)         --        (.14)
                                                                           -------------------------------------------------------
                   Net asset value, end of year .........................  $  16.70   $  16.44    $  18.23    $  19.76    $  10.44
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...................      1.58%     (7.98%)     (3.83%)     89.27%      12.91%
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses .............................................      1.58%      1.51%       1.54%       1.64%       2.36%
                                                                           =======================================================
                   Investment income (loss)--net ........................       .06%       .12%        .16%       (.32%)      (.92%)
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands) ...............  $ 97,517   $ 69,345    $ 55,633    $ 26,906    $  7,202
                                                                           =======================================================
                   Portfolio turnover ...................................    156.26%    138.22%     179.58%     215.09%     228.19%
                                                                           =======================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


20        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

                                                                                                  Class B
The following per share data and ratios have been derived                  -------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended June 30,
                                                                           -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2003       2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...................  $  16.17   $  17.93    $  19.51    $  10.39    $   9.28
                                                                           -------------------------------------------------------
                   Investment loss--net+ ................................      (.11)      (.12)       (.12)       (.19)       (.15)
                   Realized and unrealized gain (loss) on investments and
                     foreign currency transactions--net .................       .24      (1.42)       (.75)       9.31        1.26
                                                                           -------------------------------------------------------
                   Total from investment operations .....................       .13      (1.54)       (.87)       9.12        1.11
                                                                           -------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............................        --       (.20)         --          --          --++
                      Realized gain on investments--net .................        --       (.02)       (.58)         --          --
                      In excess of realized gain on investments--net ....        --         --        (.13)         --          --
                                                                           -------------------------------------------------------
                   Total dividends and distributions ....................        --       (.22)       (.71)         --          --
                                                                           -------------------------------------------------------
                   Net asset value, end of year .........................  $  16.30   $  16.17    $  17.93    $  19.51    $  10.39
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...................       .80%     (8.70%)     (4.57%)     87.78%      12.01%
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses .............................................      2.36%      2.29%       2.30%       2.43%       3.16%
                                                                           =======================================================
                   Investment loss--net .................................      (.79%)     (.71%)      (.64%)     (1.16%)     (1.74%)
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands) ...............  $102,822   $125,895    $127,867    $ 97,975    $ 34,320
                                                                           =======================================================
                   Portfolio turnover ...................................    156.26%    138.22%     179.58%     215.09%     228.19%
                                                                           =======================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       21

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Financial Highlights (continued)

                                                                                                  Class C
The following per share data and ratios have been derived                  -------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended June 30,
                                                                           -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2003       2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...................  $  15.94   $  17.72    $  19.34    $  10.30    $   9.25
                                                                           -------------------------------------------------------
                   Investment loss--net+ ................................      (.11)      (.09)       (.11)       (.15)       (.15)
                   Realized and unrealized gain (loss) on investments and
                     foreign currency transactions--net .................       .24      (1.43)       (.75)       9.19        1.25
                                                                           -------------------------------------------------------
                   Total from investment operations .....................       .13      (1.52)       (.86)       9.04        1.10
                                                                           -------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............................        --       (.24)         --          --        (.05)
                      Realized gain on investments--net .................        --       (.02)       (.62)         --          --
                      In excess of realized gain on investments--net ....        --         --        (.14)         --          --
                                                                           -------------------------------------------------------
                   Total dividends and distributions ....................        --       (.26)       (.76)         --        (.05)
                                                                           -------------------------------------------------------
                   Net asset value, end of year .........................  $  16.07   $  15.94    $  17.72    $  19.34    $  10.30
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...................       .82%     (8.71%)     (4.57%)     87.77%      12.08%
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses .............................................      2.37%      2.30%       2.32%       2.35%       3.17%
                                                                           =======================================================
                   Investment loss--net .................................      (.75%)     (.57%)      (.61%)      (.89%)     (1.76%)
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands) ...............  $ 88,698   $ 73,731    $ 41,920    $ 19,511    $  2,623
                                                                           =======================================================
                   Portfolio turnover ...................................    156.26%    138.22%     179.58%     215.09%     228.19%
                                                                           =======================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


22        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

                                                                                                  Class I++
The following per share data and ratios have been derived                  -------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended June 30,
                                                                           -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2003       2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...................  $  16.55   $  18.33    $  19.84    $  10.46    $   9.45
                                                                           -------------------------------------------------------
                   Investment income (loss)--net+ .......................       .04        .07         .08         .02        (.06)
                   Realized and unrealized gain (loss) on investments and
                     foreign currency transactions--net .................       .26      (1.46)       (.77)       9.36        1.26
                                                                           -------------------------------------------------------
                   Total from investment operations .....................       .30      (1.39)       (.69)       9.38        1.20
                                                                           -------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............................        --       (.37)         --          --        (.19)
                      Realized gain on investments--net .................        --       (.02)       (.66)         --          --
                      In excess of realized gain on investments--net ....        --         --        (.16)         --          --
                                                                           -------------------------------------------------------
                   Total dividends and distributions ....................        --       (.39)       (.82)         --        (.19)
                                                                           -------------------------------------------------------
                   Net asset value, end of year .........................  $  16.85   $  16.55    $  18.33    $  19.84    $  10.46
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...................      1.81%     (7.73%)     (3.60%)     89.67%      13.24%
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses .............................................      1.32%      1.26%       1.28%       1.32%       2.10%
                                                                           =======================================================
                   Investment income (loss)--net ........................       .28%       .40%        .42%        .12%       (.68%)
                                                                           =======================================================
----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands) ...............  $110,848   $ 94,018    $ 71,194    $ 38,039    $  4,239
                                                                           =======================================================
                   Portfolio turnover ...................................    156.26%    138.22%     179.58%     215.09%     228.19%
                                                                           =======================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       23

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Financial Highlights (concluded)

                                                                                                                     Class R
                                                                                                                -----------------
The following per share data and ratios have been derived                                                        For the Period
from information provided in the financial statements.                                                          February 4, 2003+
                                                                                                                   to June 30,
Increase in Net Asset Value:                                                                                          2003
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .....................................................       $ 13.47
                                                                                                                    -------
                   Investment income--net++ .................................................................           .10
                   Realized and unrealized gain on investments and foreign currency transactions--net . .....          2.85
                                                                                                                    -------
                   Total from investment operations .........................................................          2.95
                                                                                                                    -------
                   Net asset value, end of period ...........................................................       $ 16.42
                                                                                                                    =======
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .......................................................         21.90%@
                                                                                                                    =======
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses .................................................................................          1.83%*
                                                                                                                    =======
                   Investment income--net ...................................................................           .46%*
                                                                                                                    =======
---------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) .................................................            --++
                                                                                                                    =======
                   Portfolio turnover .......................................................................        156.26%
                                                                                                                    =======

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.

      See Notes to Financial Statements.


24        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Repurchase agreements -- The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       25

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.


26        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

(j) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,022,221 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $10,577 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                 --
Class B ................................            .25%                .75%
Class C ................................            .25%                .75%
Class R ................................            .25%                .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       27

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

For the year ended June 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and

Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $  7,471              $113,990
Class I ............................              $    117              $  2,058
--------------------------------------------------------------------------------

For the year ended June 30, 2003, MLPF&S received contingent deferred sales charges of $232,801 and $32,732 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $593 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2003, the Fund lent securities with a value of $4,407,952 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended June 30, 2003, MLIM, LLC received $43,624 in securities lending agent fees.

In addition, MLPF&S received $261,910 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended June 30, 2003, the Fund reimbursed MLIM $7,250 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were $540,061,251 and $490,943,857, respectively.

Net realized gains (losses) for the year ended June 30, 2003 and net unrealized gains (losses) as of June 30, 2003 were as follows:

-------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
-------------------------------------------------------------------------------
Investments:
  Long-term ..............................      $(47,436,384)      $ 51,095,010
  Short-term .............................               278                 --
  Financial futures contracts ............        (1,308,733)                --
  Options purchased ......................           (40,111)                --
  Short sales ............................           231,788                 --
                                                -------------------------------
Total investments ........................       (48,553,162)        51,095,010
                                                -------------------------------
Currency transactions:
  Forward foreign exchange
  contracts ..............................                --          1,193,783
  Foreign currency transactions ..........         1,022,221            (15,305)
                                                -------------------------------
Total currency transactions ..............         1,022,221          1,178,478
                                                -------------------------------
Total ....................................      $(47,530,941)      $ 52,273,488
                                                ===============================

As of June 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $48,179,538, of which $58,725,277 related to appreciated securities and $10,545,739 related to depreciated securities. The aggregate cost of investments at June 30, 2003 for Federal income tax purposes was $381,220,472.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $29,358,983 and $101,711,232 for the years ended June 30, 2003 and June 30,
2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2003+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,759,874       $ 25,502,548
Automatic conversion of shares ...........         1,430,773         20,404,452
                                                -------------------------------
Total issued .............................         3,190,647         45,907,000
Shares redeemed ..........................        (1,569,502)       (22,430,923)
                                                -------------------------------
Net increase .............................         1,621,145       $ 23,476,077
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.


28        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2002+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,596,249       $ 27,424,917
Automatic conversion of shares ...........           378,514          6,370,651
Shares issued to shareholders in
  reinvestment of dividends &
  distributions ..........................            57,834          1,010,951
                                                -------------------------------
Total issued .............................         2,032,597         34,806,519
Shares redeemed ..........................          (866,795)       (14,622,017)
                                                -------------------------------
Net increase .............................         1,165,802       $ 20,184,502
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,825,928       $ 26,022,940
Automatic conversion of shares ...........        (1,457,961)       (20,404,452)
Shares redeemed ..........................        (1,844,073)       (26,032,581)
                                                -------------------------------
Net decrease .............................        (1,476,106)      $(20,414,093)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2002                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,634,647       $ 44,393,972
Shares issued to shareholders in
  reinvestment of dividends &
  distributions ..........................            70,168          1,215,315
                                                -------------------------------
Total issued .............................         2,704,815         45,609,287
Automatic conversion of shares ...........          (383,385)        (6,370,651)
Shares redeemed ..........................        (1,669,131)       (27,551,123)
                                                -------------------------------
Net increase .............................           652,299       $ 11,687,513
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,110,094       $ 29,700,319
Shares redeemed ..........................        (1,213,831)       (16,746,829)
                                                -------------------------------
Net increase .............................           896,263       $ 12,953,490
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2002                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,909,475       $ 48,587,928
Shares issued to shareholders in
  reinvestment of dividends &
  distributions ..........................            33,257            568,034
                                                -------------------------------
Total issued .............................         2,942,732         49,155,962
Shares redeemed ..........................          (683,843)       (11,187,023)
                                                -------------------------------
Net increase .............................         2,258,889       $ 37,968,939
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2003+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         3,103,800       $ 45,503,838
Shares redeemed ..........................        (2,207,631)       (32,160,429)
                                                -------------------------------
Net increase .............................           896,169       $ 13,343,409
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2002+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         3,729,291       $ 64,191,268
Shares issued to shareholders in
  reinvestment of dividends &
  distributions ..........................            83,535          1,466,874
                                                -------------------------------
Total issued .............................         3,812,826         65,658,142
Shares redeemed ..........................        (2,015,746)       (33,787,864)
                                                -------------------------------
Net increase .............................         1,797,080       $ 31,870,278
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class R Shares for the
Period February 4, 2003+                                               Dollar
to June 30, 2003                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                 7       $        100
                                                -------------------------------
Net increase .............................                 7       $        100
                                                ===============================

+     Commencement of operations.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       29

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended June 30, 2003.

6. Commitments:

At June 30, 2003, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $4,995,000 and $609,000, respectively.

7. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  6/30/2003          6/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................                --       $  4,834,084
                                                -------------------------------
Total taxable distributions ..............                --       $  4,834,084
                                                ===============================

As of June 30, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .....................       $  1,718,307
Undistributed long-term capital gains -- net .............                 --
                                                                 ------------
Total undistributed earnings -- net ......................          1,718,307
Capital loss carryforward ................................        (48,584,229)*
Unrealized gains -- net ..................................         25,827,304**
                                                                 ------------
Total accumulated losses -- net ..........................       $(21,038,618)
                                                                 ============

* On June 30, 2003, the Fund had a net capital loss carryforward of $48,584,229, of which $23,407,663 expires in 2010 and $25,176,566 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October capital losses for tax purposes.


30        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       31

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Portfolio Information (unaudited)

As of June 30, 2003

                                                        Country of    Percent of
Ten Largest Holdings                                      Origin      Net Assets
================================================================================
Game Group PLC ....................................   United Kingdom     1.3%
Sanmina -- SCI Corporation ........................   United States      1.2
SkyePharma PLC ....................................   United Kingdom     1.2
First Niagara Financial
  Group, Inc. .....................................   United States      1.2
Indra Sistemas, SA ................................   Spain              1.2
HDFC Bank Ltd. (ADR) ..............................   India              1.2
CryoLife, Inc. ....................................   United States      1.1
Benetton Group SpA ................................   Italy              1.1
Crown Castle International
  Corp. ...........................................   United States      1.1
Sovereign Bancorp, Inc. ...........................   United States      1.1

                                                                      Percent of
Five Largest Industries*                                              Net Assets
================================================================================
Health Care Providers & Services .....................................     6.3%
Media ................................................................     5.9
Energy Equipment & Service ...........................................     5.2
Commercial Banks .....................................................     4.7
Specialty Retail .....................................................     4.6

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


32        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

Officers and Directors

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                             Position(s)  Length                                                        Fund Complex   Directorships
                             Held         of Time                                                       Overseen by    Held by
Name         Address & Age   with Fund    Served    Principal Occupation(s) During Past 5 Years         Director       Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.     P.O. Box 9011   President    1999 to   President and Chairman of Merrill Lynch Invest-     114 Funds         None
Glenn*       Princeton, NJ   and          present   ment Managers, L.P. ("MLIM")/Fund Asset             159 Portfolios
             08543-9011      Director     and       Management, L.P. ("FAM")-- Advised Funds since
             Age: 62                      1994 to   1999; Chairman (Americas Region) of MLIM from
                                          present   2000 to 2002; Executive Vice President of MLIM
                                                    and FAM (which terms as used herein include
                                                    their corporate predecessors) from 1983 to 2002;
                                                    President of FAM Distributors, Inc. ("FAMD") from
                                                    1986 to 2002 and Director thereof from 1991 to
                                                    2002; Executive Vice President and Director of
                                                    Princeton Services, Inc. ("Princeton Services")
                                                    from 1993 to 2002; President of Princeton
                                                    Administrators, L.P. from 1989 to 2002; Director of
                                                    Financial Data Services, Inc. from 1985 to 2002.
          --------------------------------------------------------------------------------------------------------------------------
             * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P.
               The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                             Position(s)  Length                                                        Fund Complex   Directorships
                             Held         of Time                                                       Overseen by    Held by
Name         Address & Age   with Fund    Served*   Principal Occupation(s) During Past 5 Years         Director       Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.    P.O. Box 9095   Director     2000 to   Professor Emeritus of Finance, School of Business,  45 Funds          None
Forbes       Princeton, NJ                present   State University of New York at Albany since 2000   50 Portfolios
             08543-9095                             and Professor thereof from 1989 to 2000;
             Age: 62                                International Consultant at the Urban Institute
                                                    from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.   P.O. Box 9095   Director     2000 to   Professor, Harvard Business School since 1989;      45 Funds       Unum
Montgomery   Princeton, NJ                present   Director, Unum Provident Corporation since 1990;    50 Portfolios  Provident
             08543-9095                             Director, Newell Rubbermaid, Inc. since 1995.                      Corporation;
             Age: 50                                                                                                   Newell
                                                                                                                       Rubbermaid,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.   P.O. Box 9095   Director     1994 to   Self-employed financial consultant since 1990;      45 Funds          None
Reilly       Princeton, NJ                present   Partner of Small Cities Cable Television from       50 Portfolios
             08543-9095                             1986 to 1997.
             Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.     P.O. Box 9095   Director     2000 to   Founder and Director Emeritus of The Boston         45 Funds          None
Ryan         Princeton, NJ                present   University Center for the Advancement of            50 Portfolios
             08543-9095                             Ethics and Character; Professor of Education
             Age: 70                                at Boston University from 1982 to 1999 and
                                                    Professor Emeritus thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.    P.O. Box 9095   Director     2000 to   President, Middle East Institute from 1995 to 2001; 45 Funds          None
Suddarth     Princeton, NJ                present   Foreign Service Officer, United States Foreign      50 Portfolios
             08543-9095                             Service from 1961 to 1995; Career Minister from
             Age: 67                                1989 to 1995; Deputy Inspector General, U.S.
                                                    Department of State from 1991 to 1994; U.S.
                                                    Ambassador to the Hashemite Kingdom of Jordan
                                                    from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003       33

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------

Officers and Directors (concluded)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                             Position(s)  Length                                                        Fund Complex   Directorships
                             Held         of Time                                                       Overseen by    Held by
Name         Address & Age   with Fund    Served*   Principal Occupation(s) During Past 5 Years         Director       Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.   P.O. Box 9095   Director     1994 to   Dean Emeritus of New York University, Leonard       45 Funds       Bowne &
West         Princeton, NJ                present   N. Stern School of Business Administration          50 Portfolios  Co., Inc.;
             08543-9095                             since 1994.                                                        Vornado
             Age: 65                                                                                                   Realty Trust;
                                                                                                                       Vornado
                                                                                                                       Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.    P.O. Box 9095   Director     1994 to   Self-employed financial consultant since 1994.      45 Funds          None
Zinbarg      Princeton, NJ                present                                                       50 Portfolios
             08543-9095
             Age: 68
             -----------------------------------------------------------------------------------------------------------------------
             * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                             Position(s)  Length
                             Held         of Time
Name         Address & Age   with Fund    Served*     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.    P.O. Box 9011   Vice         1994 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke        Princeton, NJ   President    present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
             08543-9011      and          and         Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to
             Age: 43         Treasurer    1999 to     1997; Director of MLIM Taxation since 1990.
                                          present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.    P.O. Box 9011   Senior       1999 to     President of MLIM and member of the Executive Management Committee of ML &
Doll, Jr.    Princeton, NJ   Vice         present     Co., Inc. since 2001; Global Chief Investment Officer and Senior Portfolio
             08543-9011      President                Manager of MLIM since 1999; Chief Investment Officer of Equities at
             Age: 48                                  Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc. from
                                                      1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth L.   P.O. Box 9011   Vice         1998 to     Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1998 to
Chiang       Princeton, NJ   President   present      2000; Managing Partner of Samuel Asset Management from 1997 to 1998.
             08543-9011
             Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.   P.O. Box 9011   Secretary    2003 to     First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
Gillespie    Princeton, NJ                present     from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney
             08543-9011                               associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT
             Age: 39                                  Asset Management, Inc. from 1997 to 1998.
             -----------------------------------------------------------------------------------------------------------------------
             * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
             Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
             Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


34        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2003

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #18177 -- 6/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Global SmallCap Fund, Inc.


       By: /s/ Terry K. Glenn
           ----------------------------
           Terry K. Glenn,
           President of
           Merrill Lynch Global SmallCap Fund, Inc.

        Date: August 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
           ----------------------------
           Terry K. Glenn,
           President of
           Merrill Lynch Global SmallCap Fund, Inc.

        Date: August 21, 2003


        By: /s/ Donald C. Burke
           ----------------------------
           Donald C. Burke,
           Chief Financial Officer of
           Merrill Lynch Global SmallCap Fund, Inc.

        Date: August 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.